Quarterly Financial Information (Unaudited)	12 Months Ended
Dec. 31, 2014
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Information (Unaudited)
(27)	QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

The following is a summary of the quarterly results of operations for the Successor years ended December 31, 2014 and 2013, respectively (in millions, except per share data):

2014	March 31	June 30(b)	September 30(b)	December 31(c)	Full Year
Total revenue	$1,054.4	$1,134.3	$1,115.8	$1,087.0	$4,391.5
Cost of goods sold	703.5	742.5	728.1	723.1	2,897.2
Net income (loss)	(3.7)	55.8	(18.3)	0.9	34.7
Net income (loss) attributable to controlling interests	(4.3)	53.8	(19.9)	(2.2)	27.4
Basic net income (loss) per share	(0.02)	0.23	(0.09)	(0.01)	0.12
Diluted net income (loss) per share	(0.02)	0.23	(0.09)	(0.01)	0.12
2013	March 31(a)	June 30(a)	September 30	December 31	Full Year
Total revenue	$675.1	$1,122.2	$1,082.8	$1,106.7	$3,986.8
Cost of goods sold	539.1	788.5	739.1	706.1	2,772.8
Net income (loss)	(156.5)	(21.8)	6.4	(47.0)	(218.9)
Net income (loss) attributable to controlling interests	(157.8)	(22.8)	5.0	(49.3)	(224.9)
Basic net income (loss) per share	(0.67)	(0.10)	0.02	(0.22)	(0.97)
Diluted net income (loss) per share	(0.67)	(0.10)	0.02	(0.22)	(0.97)

(a)	The Company recorded $72.6 million and $31.1 million of non-cash inventory adjustments associated with the fair value adjustment associated with our acquisition during the three months ended March 31, 2013 and June 30, 2013, respectively.
(b)	The Company recorded gains of $7.7 million and $7.3 million related to amendments to benefit plans during the three months ended June 30, 2014 and September 30, 2014, respectively.
(c)	During the three-months ended December 31, 2014, the Company recorded a $13.4 million pre-tax charge associated with the termination of the management agreement with Carlyle Investment Management, L.L.C., upon the completion of the IPO and a cumulative net benefit of $3.8 million ($0.4 million for the full year) associated with the correction of an error originating in prior periods. The Company concluded the error was not material to the current or previously reported periods.

Reclassification and revisions

During the quarter ended September 30, 2014, the Company identified errors in the determination of the effective interest rate amortization for the Deferred Financing Costs and Original Issue Discounts that were incurred in 2013. The correction of these items impacted the consolidated balance sheet at December 31, 2013, and the consolidated statements of operations, and statements of comprehensive income (loss) for the year ended December 31, 2013. The Company assessed the applicable guidance and concluded that these errors were not material to the Company’s consolidated financial statements for the aforementioned prior periods; however, the Company did conclude that correcting these prior misstatements would be significant to the three and nine-month periods ended September 30, 2014 consolidated statement of operations. The correction had an impact of $3.0 million, $5.1 million, $1.4 million and $2.0 million on Net income (loss) and Net income (loss) attributable to controlling interests in the first, second, third and fourth quarter of 2013, respectively. The correction had an impact of $2.8 million and $2.5 million on Net income (loss) and Net income (loss) attributable to controlling interests in the first and second quarters of 2014, respectively.